Income Taxes - Summary of Deferred Tax Assets and Liabilities (FY) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets
Investment in partnership	$ 129,297	$ 133,569
Tax receivable agreement	37,021	37,254
Net operating loss carryovers	15,689	12,453
Tax credit carryovers	4,140	3,679
Other	535	111
Total deferred tax asset	186,682	187,066
Less: valuation allowance	(186,682)	(187,066)
Net deferred tax asset	$ 0	$ 0